Well Positioned to Deliver Outstanding Shareholder Value June 9, 2026

Forward-Looking Statements This presentation and related discussions contain forward-looking statements that involve risks and uncertainties. These forward-looking statements generally are identified by the words “potential,” “opportunity,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plan,” “predict,” “believe,” “seek,” “continue,” “outlook,” “may,” “might,” “will,” “should,” “can have,” “likely,” “targeting” or the negative version of these words or comparable words and include statements regarding: the transactions (the “Transactions”) by and among the Company, Lands’ End Direct Merchants, Inc., a wholly owned subsidiary of the Company (together with the Company, “Sellers”), WH Borrower, LLC, WHP Topco, L.P. (“WHP Topco”) and LEWHP LLC, a wholly owned indirect subsidiary of WHP Topco and the related joint venture (“JV”) and the expected results, opportunities and benefits of the Transactions and the JV; the future prospects and value of the Company, WHP, the JV and the Lands’ End brand; the Company’s positioning relative to potential value creation and upside opportunities; the impact of repayment of the term loan; expected future royalties, profit sharing estimates and JV cash distributions; expansion opportunities in new categories, channels and geographies through the JV’s licensing activities; the likelihood, impact and value of a potential future WHP monetization event and related hypothetical illustrations and the assumptions underlying such scenarios; the illustrative multiple ascribed to scaled brand management companies; Company strategy and positioning; shareholder value creation; financial flexibility and investing in growth; operational execution, growth, cost management and gains; the share repurchase program and its anticipated scale and impact; potential equity exchange or conversion events; consumer engagement, customer relations and customer loyalty; product innovation, future sales and growth; marketing plans and impact of technology; JV strategy and expectations for future revenue, profits, license agreements and market and product opportunities; WHP growth and value creation; capital allocation priorities; and the Company’s Q2 and full fiscal year 2026 outlook and expectations as to Net revenue, Net income, Adjusted net income, Adjusted diluted EPS, Adjusted EBITDA, and three-year targets for Net Revenue growth rate and Adjusted EBITDA growth. These forward-looking statements are based on beliefs and assumptions made by the Company’s management using currently available information. These statements are not guarantees of future performance, actions or events and are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if the Company management’s underlying beliefs and assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. In addition, this presentation includes illustrative examples of potential outcomes related to the valuation of the JV interest.  There can be no assurance that a WHP Monetization event will occur, or if such event does occur, that the results set forth herein will be achieved. From time to time we may discuss or present hypothetical or illustrative valuations of our interest in the JV in the event of certain circumstances occurring and there can be no assurance that such valuations will be realized or such events will occur. Actual outcomes resulting from a WHP Monetization event may vary based on market conditions at the time of such transaction, and JV and WHP-specific factors impacting any such transaction and the Company may have limited or no control over timing or structure. Contractual minimums are typically subject to conditions and termination rights that may affect realization. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: uncertainty of the expected financial performance of the JV; the effects that a termination of agreements governing the Transactions (including the License Agreement) may have on the Company; risks related to the Company’s ability to realize the anticipated benefits of the Transactions, including the possibility that the expected benefits from the Transactions will not be realized; the ability of the JV, WHP and the Company to implement their business strategies; risks relating to the occurrence of an IPO, change of control or significant asset sale of WHP Topco (an “exchange event”), which is out of the Company and its stockholders’ control, to realize value from the Company’s exchange rights, and the possibility that such exchange event may never occur, or if it does occur, the possibility that it occurs on unfavorable terms, including economic terms; the possibility that one or more of the agreements governing the Transactions may contain provisions that are difficult to enforce and the possibility of legal disputes between Sellers and WHP Topco and its affiliates that could delay realization of the full benefits of the Transactions; the possibility that any exchange event could be structured in a manner and on terms and conditions that are disadvantageous to the Company and its stockholders; the possibility that the contribution of the Company’s intellectual property into the JV may not achieve the anticipated results, particularly if such intellectual property is not monetized effectively; the risk that WHP’s past performance may not be representative of future results; uncertainties relating to the JV’s ability to maintain the Company’s brand name and image with customers; uncertainties relating to the JV’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; uncertainties regarding the Company’s and the JV’s focus, strategic plans and other management actions; the stock repurchase program may not be executed to the full extent within its duration, due to business or market conditions; the ability of the Company’s principal stockholders to exert substantial influence over the Company; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; global supply chain challenges and their impact on inbound transportation costs and delays in receiving product; disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology; failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; failure to adequately protect against cybersecurity threats or maintain the security and privacy of customer, employee or company information and the impact of cybersecurity events on the Company; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; natural disasters, political crises or other catastrophic events; the adverse effect on the Company’s reputation if its independent vendors or licensees do not use ethical business practices or comply with contractual obligations, applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; global economic, political, legislative, regulatory and market conditions (including competitive pressures), evolving legal, regulatory and tax regimes, including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and around the world and the impact of war and other conflicts around the world; and other risks, uncertainties and factors discussed in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2026 as updated by the Company’s Quarterly Reports on Form 10-Q. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

WHP Global Joint Venture 1 JV anticipated to operate to at least 85% profit margin after expenses per terms of Limited Liability Company Agreement 2 Representative multiples subject to change due to market conditions or relative performance Positioned for Potential Value Creation with Upside Opportunity $300M Purchase Price + Debt Elimination 50% JV stake for Lands’ End IP Full repayment of ~$234M term loan Balance sheet freed for capital allocation flexibility Minimum $50M annual royalties paid by Lands’ End to JV $45/share Tender Offer ~$100M of shares purchased by WHP Global from shareholders at significant premium Provided immediate liquidity for shareholders WHP Global now ~7% shareholder of Lands’ End Global Licensing Expansion Lands’ End to receive 50% of JV profits on a quarterly basis1 WHP Global platform accelerates category and channel expansion, especially internationally Enhanced partner selection and new market entry Long-term guaranteed royalty stream Upside Future WHP Global Transaction Right to exchange JV interest for equity in the event of possible WHP Global monetization event, including certain IPOs or sales Potential value creation from higher multiple traditionally ascribed to scaled brand management companies2 “Clear recognition of the enduring value of Lands’ End’s extraordinary brand...delivers compelling value for stockholders.” ANDREW MCLEAN, CEO “A fantastic opportunity for Lands’ End...will enable an even brighter future for the Company and brand.” JOSEPHINE LINDEN, BOARD CHAIR

Lands’ End Strategy

Four Key Levers to Drive Shareholder Value 5 1 Enhanced Financial Flexibility Eliminated term loan debt and materially reduced interest expense freeing capital to invest in growth 2 Robust Operational Execution Enables organic growth through DTC and B2B channels with disciplined cost management driving top- and bottom-line gains 3 Returning Capital to Shareholders Up to $100M share repurchase program authorized through March 2029 4 Additional JV Upside 50% JV profit share with quarterly distributions, plus potential equity exchange in the event of possible WHP Global monetization event

Commercial Strategy Under License Agreement

Well positioned to build on our solutions-based,
customer-first strategy across DTC and B2B channels

Direct-to-Consumer

Reaching and engaging consumers where they are, across the U.S. and in existing European markets

OWNED CHANNELS

landsend.com, landsend.co.uk, landsend.de, landsend.fr

DIGITAL MARKETPLACES

Including Nordstrom, Macy's, Target, Amazon, Kohl's

B2B / Lands' End Outfitters

BRAND-ENHANCING APPAREL AND UNIFORM SOLUTIONS

- National accounts and Fortune 500 companies
- Small and mid-size businesses
- 5,000+ U.S. schools

TRUSTED BY LEADING BRANDS

American Airlines, CAT, AVIS Budget, CHASE, DELTA, Hampton by Hilton, gm, Santander, Wells Fargo, John Deere

LANDS' END 6

Key Growth Drivers New Categories, Channels & Markets WHP Global JV accelerating international expansion Third-party licensing driving new category reach High-margin royalty streams extending global footprint Product Innovation & Key Franchises Solutions-focused merchandising for higher quality sales Weatherproof franchise: Squall, Wanderweight, Anyweather Swim & sun protection leadership; Totes growth Strong Customer Relationships Deep brand affinity paired with modern marketing Growing new-to-file base, especially among younger cohorts Outfitters: multi-year uniform contracts in Airlines, Financial Services, Schools and others World-Class Operational Execution Two digitally native businesses powering DTC + B2B AI and advanced analytics turbocharging marketing Enhanced personalization deepening customer loyalty 7

JV Strategy

Joint Venture Update 1 Includes anticipated retail sales from recently announced agreement to acquire Marc Jacobs from LVMH. WHP Global has current annual retail sales of $8.5B A strong and growing WHP Global platform – including its recent agreement to acquire Marc Jacobs from LVMH – and a unique exchange opportunity give Lands' End shareholders two distinct pathways to participate in WHP Global's value creation. FIRST 60 DAYS Since closing on April 1, the JV has brokered $150M+ in guaranteed minimum royalty (“GMR”) revenue over the life of the agreements: At the same time, the Lands’ End brand continues to display strong business development momentum, with 12+ active opportunities across multiple international markets and new product categories Reached an agreement in principle with the existing footwear licensee to extend the partnership, strengthening a high-performing category and increasing total GMRs through 2033 Completed a competitive bidding process for a new home licensee, selecting a new partner to cover multiple home textile categories Executed a binding term sheet with the existing apparel licensee to consolidate and extend three agreements into a single long-term license through 2033, driving a material step-up in annual GMR 9 $9.5B Annual Retail Sales 1 200+ Operating Partnerships 80+ Countries with WHP Brands Sold

Financial Overview

Resetting the Baseline 1 Assumes Term Loan paid off on Feb 1, 2025, first day of FY2025 Memo: Does not include the impact of amortization of certain purchase accounting adjustments recorded by the JV since those non-cash items are adjusted EBITDA neutral The following table recasts FY2025 results as if the JV structure were in place for the entirety of FY2025 to provide a common baseline against which future results can be evaluated (In $ Millions, except per share) 2025 Actual Adjustments 2025 Recast Notes Revenue $ 1,335.1 $ (17.5) $ 1,317.6 - Licenses contributed to JV Gross Profit $ 650.2 $ (83.1) $ 567.1 - Lands' End Royalties to JV Gross Margin 49% (5.7)% 43% Marketing $ 219.1 $ - $ 219.1 SG&A $ 342.1 $ - $ 342.1 Other $ 13.3 $ 36.9 $ 50.2 + Profit share from JV Adj. EBITDA $ 102.3 $ (46.2) $ 56.1 Interest Expense $ 36.7 $ (32.3) $ 4.4 - Term loan paid off 1 Adjusted Net Income $ 26.8 $ 17.0 Adjusted EPS $ 0.86 $ 0.55

Outlook 12 Q2 Fiscal 2026 Full Year Fiscal 2026 Net Revenue $290M to $310M $1.3B to $1.4B Net Income / (loss) $(5)M to $(2)M $310M to $320M Adjusted Net Income / (loss) $2M to $5M $10M to $20M Adjusted Diluted EPS $0.06 to $0.16 $0.32 to $0.65 Adjusted EBITDA $11M to $14M $68M to $78M Three-Year Targets Net Revenue CAGR Mid Single Digits Growing Adjusted EBITDA Margin High Single Digits

Lands’ End Potential Value Creation Opportunities from the JV 1 Representative multiples subject to change due to market conditions or relative performance 13 JV Generates Revenue WHP Global Event Valued at Market Multiple Establishes JV Valuation >15x EBITDA1 illustrative valuation multiple for scaled brand management companies 50% of JV profits are distributed to Lands' End on a quarterly basis 50% JV value accrues to Lands’ End in the event of possible monetization event JV earns royalties from: Lands’ End operations Existing licenses transferred to the JV New licenses for channels, geographies and categories

Illustrative Value of Lands’ End’s JV Stake Following WHP Global Monetization Event

	Scenario 1	Scenario 2
JV EBITDA[1]	$100M	$150M
WHP Global Monetization Event Multiple	13x	15x
JV Valuation on WHP Global Monetization Event	$1.3B	$2.25B
Lands’ End JV Ownership Stake	50%	50%
Value to Lands’ End	$650M	$1,125M
POTENTIAL INCREMENTAL VALUE PER LANDS’ END SHARE[2]	**~$22**	**~$38**

1 The JV EBITDA is calculated pursuant to Exhibit B of the Amended and Restated Limited Liability Company Agreement
2 Based on 30M shares outstanding

Key Context and Assumptions

In certain possible WHP Global monetization events, Lands’ End may, or be required to, exchange its JV stake for equity in WHP Global

Exchange value is determined by JV EBITDA at the time of the event

Lands’ End’s JV interest is valued at the same multiple applied to WHP Global equity in the transaction

Hypothetical scenarios illustrate potential value of Lands’ End’s stake at the time of a possible WHP Global monetization event

These hypothetical scenarios reflect potential outcomes based on assumed levels of JV EBITDA and WHP Global transaction multiples. There can be no assurance these events will occur, or if they do occur, that the results illustrated will be achieved. Actual valuation metrics, in the event of a transaction, will be subject to market conditions, the terms of the LLC Agreement and other factors outside of the control of Lands' End.

LANDS’ END 14

Four Key Levers to Drive Shareholder Value 15 1 Enhanced Financial Flexibility Eliminated term loan debt and materially reduced interest expense, freeing capital to invest in growth 2 Robust Operational Execution Enables organic growth through DTC and B2B channels with disciplined cost management driving top- and bottom-line gains 3 Returning Capital to Shareholders Up to $100M share repurchase program authorized through March 2029 4 Additional JV Upside 50% JV profit share with quarterly distributions, plus potential equity exchange at possible WHP Global monetization event

Q&A

Appendix

(in millions) Net income $5.5 Income tax expense 2.2 Interest expense 36.7 Depreciation and Amortization 30.2 Corporate restructuring and other 13.9 Unmitigated tariff costs 13.0 Other 0.8 Adjusted EBITDA $102.3 (in millions) Net income $5.5 Corporate restructuring and other 13.9 Unmitigated tariff costs 13.0 Other 1.0 Tax effects on adjustments (6.5) Adjusted Net Income / (loss) $26.8 Adjusted diluted earnings per share $0.86 Fiscal 2025 Reconciliation of Non-GAAP Measures

(in millions) Net Income / (loss) $(5.0) -- $(2.0) Restructuring and other significant items 7.0 -- 7.0 Adjusted Net Income / (loss) $2.0 -- $5.0 Adjusted diluted earnings per share $0.06 -- $0.16 (in millions) Net Income / (loss) $(5.0) -- $(2.0) Depreciation, interest, other income, taxes and other significant items 16.0 -- 16.0 Adjusted EBITDA $ 11.0 -- $14.0 Second Quarter Fiscal 2026 Guidance Fiscal 2026 Guidance (in millions) Net Income / (loss) $310.0 -- $320.0 Depreciation, interest, other income, taxes and other significant items (242.0) -- (242.0) Adjusted EBITDA $68.0 -- $78.0 (in millions) Net Income / (loss) $310.0 -- $320.0 Restructuring and other significant items (300.0) -- (300.0) Adjusted Net Income / (loss) $10.0 -- $20.0 Adjusted diluted earnings per share $0.32 -- $0.65 Reconciliation of Non-GAAP Measures